Delaware Group Premium Fund

Supplement dated January 1, 2001
to the Statement of Additional Information dated May 1, 2000 for the following Series

Balanced Series Capital Reserves Series Cash Reserve Series Convertible Securities Series Devon Series Emerging Markets Series	Global Bond Series Growth and Income Series Growth Opportunities Series High Yield Series International Equity Series REIT Series	Select Growth Series Small Cap Value Series Social Awareness Series Strategic Income Series Technology and Innovation Series Trend Series U.S. Growth Series

The following replaces the second paragraph in the section of the Statement of Additional Information entitled "Dividends and Realized Securities Profits Distributions":

          For the Balanced and Growth and Income Series, the Trust will make payments from the Series' net investment income annually. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

The following is added to the section of the Statement of Additional Information entitled "Distribution and Service":

          Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Distributor, Delaware Management and Delaware International, serves as the Trust's sub-distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Series shares through insurance company sponsors, brokers, dealers and other financial intermediaries. The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives promotional allowances from insurance companies that sponsor annuity products that include the Series as investment options.

The date of this Supplement is January 1, 2001.